THE LOU HOLLAND TRUST (the “Trust”)
The Lou Holland Growth Fund (the “Fund”)

SUPPLEMENT DATED November 13, 2009
TO THE PROSPECTUS DATED May 1, 2009

*** Important Notice Regarding Fund Adviser Change of Control and Fund Reorganization ***

Proposed Change of Control.  On or about November 30, 2009, there is expected to be a change of control in the ownership of Holland Capital Management LLC, One North Wacker Drive, Suite 700, Chicago, IL 60606, the Trust’s investment adviser (the “Adviser”).  The current employee-owners, along with other key employees of the firm will acquire Louis A. Holland’s 90% voting ownership interest in the firm.   Mr. Holland, the founder of the Adviser, who retired in February of 2008, is no longer active in the operations of the firm.  Upon the closing of this transaction the Adviser will be 100% employee-owned and will continue to be qualified as a Minority Business Enterprise.

This transfer of control will not cause any diminution in the services provided by the Adviser to the Trust or the Fund.  The portfolio managers of the Fund and the management of the Fund’s assets will not change.  The completion of the ownership transfer will result in an "assignment"  (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust's current Investment Management and Administration Agreement with Holland Capital Management LLC.  As a result of the pending transfer of ownership control  of  the Adviser, the Board of Trustees of The Lou Holland Trust (the “Board”), including a majority of the Independent Trustees (as that term is defined in the Investment Company Act of 1940, as amended), at its October 29, 2009 meeting, reviewed, discussed and approved an Interim Investment Management and Administration Agreement (the “Interim Agreement”), which is substantially identical to the current Investment Management and Administration Agreement.  The Interim Agreement will go into effect on or about November 30, 2009, when the change of control occurs.  A further discussion of the Board’s approval will be contained in the Trust’s Annual Report to Shareholders for the period ended December 31, 2009.

Proposed Reorganization. On September 13, 2009, the Board approved, subject to shareholder approval, a proposed reorganization (the “Reorganization”) of the Fund, a series of the Trust, into a newly created series of Forum Funds (“Forum”), the Lou Holland Growth Fund (the “New Fund”). The Adviser to the Fund, recommended the Reorganization to the Board. In order to accomplish the Reorganization, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”). After the Reorganization, the New Fund would continue to be managed by the Adviser in accordance with the same investment objective and strategies utilized immediately prior to the Reorganization.

The Plan provides for (1) the transfer of the Fund’s assets and stated liabilities to the New Fund in exchange solely for the Investor Shares class of the New Fund; and (2) the Fund to distribute the shares of the New Fund to its shareholders. Shareholders of the Fund will receive the number of full and fractional shares of the Investor Shares class of the New Fund equal in value to the full and fractional shares of the Fund held by the shareholders prior to the Reorganization. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting where shareholders will consider and vote on the Plan. This meeting will occur at the offices of Holland Capital Management LLC, One North Wacker Drive, Suite 700, Chicago, Illinois 60606, on or about January 22, 2010. If approved by shareholders, the Reorganization is scheduled to occur on or about January 29, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE